Pension Plans, Postretirement, Health Care and Life Insurance Benefit and Savings Plans	12 Months Ended
Dec. 31, 2011
Pension Plans, Postretirement, Health Care and Life Insurance Benefit and Savings Plans [Abstract]
Pension Plans, Postretirement, Health Care and Life Insurance Benefit and Savings Plans

14. Pension Plans, Postretirement, Health Care and Life Insurance Benefit and Savings Plans

Pension Plans

Hartford Life’s employees are included in The Hartford’s non-contributory defined benefit pension, The Hartford Retirement Plan for U.S. Employees, and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $45, $43 and $32 for the years ended December 31, 2011, 2010 and 2009, respectively.

Investment and Savings Plan

Substantially all U.S. employees are eligible to participate in The Hartford’s Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of compensation, by The Hartford. In 2004, The Hartford began allocating a percentage of base salary to the Plan for eligible employees. In 2011, employees whose prior year earnings were less than $110,000 received a contribution of 1.5% of base salary and employees whose prior year earnings were more than $110,000 received a contribution of 0.5% of base salary. The cost to Hartford Life for this plan was approximately $9, $13 and $13 for the years ended December 31, 2011, 2010 and 2009, respectively.